SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             SUN MICROSYSTEMS, INC.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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



                               [GRAPHIC OMITTED]



                            SUN MICROSYSTEMS, INC.

                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                               November 12, 1997



TO THE STOCKHOLDERS:


     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders ("Annual Meeting") of Sun Microsystems, Inc. ("Company"), a Delaware corporation, will be held at the Company's Menlo Park offices at 10 Network Circle (Building 10), Willow Road at Bayfront Expressway, Menlo Park, California on Wednesday, November 12, 1997. The Annual Meeting will begin promptly at 10:00 a.m. (registration will begin at 9:00 a.m.), local time, for the following purposes:

       1. To elect directors to serve for the ensuing year and until their successors are elected.

       2. To approve an amendment to the Company's 1990 Employee Stock Purchase Plan in order to increase the number of shares reserved for issuance thereunder by 10,000,000 shares of Common Stock to an aggregate of 55,800,000 shares.

       3. To approve amendments to the Company's 1988 Directors' Stock Option Plan in order to (i) extend the duration of the Plan by approximately ten (10) additional years and (ii) increase the number of shares reserved for issuance thereunder by 600,000 shares of Common Stock to an aggregate of 2,200,000 shares.

       4. To approve and adopt the 1997 French Stock Option Plan and to reserve for issuance thereunder 3,000,000 shares of Common Stock.

       5. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

     Only stockholders of record at the close of business on September 16, 1997 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person, even though he or she has previously returned a Proxy.



                                              Michael H. Morris
                                              Secretary



Palo Alto, California
October 1, 1997





                             YOUR VOTE IS IMPORTANT

         In order to ensure your representation at the Annual Meeting, you are requested to complete,
                  sign and date the enclosed Proxy as promptly
               as possible and return it in the enclosed envelope.

                            SUN MICROSYSTEMS, INC.

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

     The  enclosed  Proxy  is  solicited  on  behalf  of  Sun Microsystems, Inc.
("Company") for use at the 1997 Annual Meeting of Stockholders ("Annual Meeting") to be held Wednesday, November 12, 1997. The Annual Meeting will begin promptly at 10:00 a.m. (registration will begin at 9:00 a.m.), local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of the Annual Meeting. The Annual Meeting will be held at the Company's Menlo Park offices at 10 Network Circle (Building 10), Willow Road at Bayfront Expressway, Menlo Park, California. The Company's principal executive offices are located at 901 San Antonio Road, Palo Alto, California 94303 and its telephone number is (650) 960-1300. These proxy solicitation materials were mailed on or about October 1, 1997, to all stockholders entitled to vote at the Annual Meeting.


Record Date and Outstanding Shares

     Stockholders of record at the close of business on September 16, 1997 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. At such Record Date, 374,288,574 shares of the Company's Common Stock, $0.00067 par value, were outstanding. The closing sales price for the Company's Common Stock on the Record Date, as reported by the Nasdaq National Market, was $50.8125 per share. The Company was aware of the following beneficial owner of more than 5% of its Common Stock as of the Record Date:




                                                        Number of     Percentage
                 Name and Address                        Shares        of Class
----------------------------------------------------   ------------   ----------
         American Century Companies, Inc.(1)  ......   28,313,700       7.6%
          Twentieth Century Tower
          4500 Main Street
          Kansas City, MO 64111

------------
(1) Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission dated February 3, 1997. American Century Companies, Inc. ("ACC") was formerly known as Twentieth Century Companies, Inc. Represents shares beneficially owned by (i) ACC, through its wholly-owned subsidiaries, American Century Investment Management, Inc. ("ACIM") and Benham Management Corporation ("BMC"), each a registered investment advisor, and (ii) James E. Stowers, Jr., who controls ACC by virtue of his beneficial ownership of a majority of the voting stock of ACC. The Company's securities that are the subject of this Schedule 13G are owned by and held for the investment companies and separate institutional accounts managed by ACIM and BMC. ACC, ACIM, BMC and Mr. Stowers disclaim beneficial ownership of these securities.


Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.


Voting and Solicitation

     On all matters other than the election of directors, each share has one vote. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, to include abstentions as shares entitled to vote and to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

     The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Skinner & Co. to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay Skinner & Co. a fee not to exceed $5,000 for its services and will reimburse Skinner & Co. for certain out-of-pocket expenses estimated to be not more than $15,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.


Deadline for Receipt of Stockholder Proposals

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than June 3, 1998 in order to be considered for possible inclusion in the Proxy Statement and form of Proxy relating to that Meeting.


                                   PROPOSAL I

                             ELECTION OF DIRECTORS


General

     A board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the Proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting (neither of which events is expected), the proxies will be voted for such nominee as shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the Proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the Proxy holders.


Vote Required

     Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors (seven) to be elected multiplied by the number of shares held by such stockholder on the Record Date or may distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than seven candidates. However, no stockholder shall be entitled to cumulate votes unless such candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the stockholder's votes.

     A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the Record Date must be present or represented by proxy for the transaction of business at the Annual Meeting. If a quorum is present, the seven nominees receiving the highest number of votes will be elected to the Board of Directors, whether or not such number of votes represents a majority of the votes cast. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but have no other effect under Delaware law in the election of directors.

     The term of office of each person elected as a director will continue until the next Annual Meeting or until his or her successor has been elected and qualified.

     Management recommends a vote "FOR" each of the nominees listed below.

Nominees

     The names of the nominees, their ages at the Record Date and certain other information about them are set forth below:

     Name of Nominee       Age                Principal Occupation                   Director Since
-------------------------- -----   ---------------------------------------------     ---------------
Scott G. McNealy    ......  42     Chairman of the Board of Directors,                    1982
                                   President and Chief Executive Officer,
                                   Sun Microsystems, Inc.

L. John Doerr    .........  46     General Partner, Kleiner Perkins Caufield &            1982
                                   Byers, a venture capital investment firm

Judith L. Estrin    ......  42     President, Chief Executive Officer,                    1995
                                   Precept Software, Inc., a networking
                                   software company

Robert J. Fisher    ......  43     Executive Vice President and Director,                 1995
                                   Gap, Inc. and President, Gap Division,
                                   a retail clothing company

Robert L. Long   .........  60     Independent Management Consultant                      1988

M. Kenneth Oshman   ......  57     Chairman of the Board of Directors,                    1988
                                   President and Chief Executive Officer,
                                   Echelon Corporation, a provider of
                                   control network technologies

A. Michael Spence   ......  53     Dean, Graduate School of Business,                     1990
                                   Stanford University

     Except as set forth below, each of the nominees has been engaged in his or her principal occupation set forth above during the past five years. There is no family relationship between any director and any executive officer of the Company.

     Mr. Doerr is also a director of Amazon.com, Inc., At Home Corporation, Intuit, Inc., Macromedia, Inc., Netscape Communications Corporation, ONSALE, Inc., and Shiva Corporation. He is also a member of the Compensation Committee of Intuit, Inc., Macromedia, Inc., Netscape Communications Corporation and Shiva Corporation.

     Ms. Estrin has served as the President and Chief Executive Officer of Precept Software, Inc. since March 1995. From September 1994 to March 1995, Ms. Estrin was a Computer Industry Consultant. From October 1993 to September 1994, Ms. Estrin was the Chief Executive Officer of Network Computing Devices, Inc. ("NCD"), a supplier of X-terminals and PC-to-UNIX connectivity software. From July 1988 to October 1993, Ms. Estrin served as the Executive Vice President of NCD. Ms. Estrin is also on the Board of Directors of Federal Express Corporation and Rockwell International, Inc.

     Mr. Fisher has served as Executive Vice President, Gap, Inc. and President, Gap Division since April 1997. From November 1995 to April 1997, he served as Executive Vice President and Chief Operating Officer of The Gap, Inc. (the "Gap"). From July 1993 to November 1995, he served as Chief Financial Officer of the Gap. From August 1992 to July 1993 he served as Executive Vice President and Chief Operating Officer of the Gap. Prior to such time, since 1980, Mr. Fisher was employed in various management positions in the Gap's finance, inventory management and merchandising divisions, including (from August 1989 to August 1992) President of Banana Republic, a division of the Gap. Mr. Fisher was elected to the Gap's Board of Directors in 1990.

     Mr. Long retired from Eastman Kodak Company ("Kodak") in December 1991 and is currently an independent management consultant. Mr. Long was Director of Corporate Planning of Kodak from July 1986 to December 1991 and was elected a Corporate Vice President in 1985 and a Senior Vice President in 1989.

     Mr. Oshman is also a director of Knight-Ridder, Inc.

     Mr. Spence is also a director of General Mills, Inc., Bank of America Corporation, Nike, Inc., and Siebel Systems, Inc.


Board of Directors' Meetings and Committees

     The Board of Directors held a total of six meetings during the fiscal year ended June 30, 1997. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

     The Audit Committee currently consists of Messrs. Long (Chairman) and Spence and Ms. Estrin, and held five meetings during the fiscal year ended June 30, 1997. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting policies and its system of internal accounting controls. During the entire fiscal year ended June 30, 1997, the Compensation Committee consisted of Messrs. Doerr (Chairman), Fisher and Oshman. The Compensation Committee reviews and approves the Company's executive compensation policies and, on certain occasions, administers the Company's employee stock option and stock purchase plans. The Compensation Committee held three meetings during fiscal year ended June 30, 1997. See "Report of Compensation Committee of the Board on Executive Compensation." The Nominating Committee currently consists of Messrs. Oshman (Chairman), McNealy and Doerr, and held no meetings during the fiscal year ended June 30, 1997. The Nominating Committee reviews and makes recommendations regarding candidates for service on the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders. Any such recommendations should be submitted in writing to the President or Secretary of the Company at the Company's principal executive offices.

     During the fiscal year ended June 30, 1997, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he or she served.


Director Compensation

     The Company pays fees of $1,750 per month to each of its nonemployee directors. In addition, the chairman of each committee of the Board of Directors is paid $1,500 for each meeting of his or her committee which he or she attends.

     Additionally, the nonemployee directors of the Company participate under the Company's 1988 Directors' Stock Option Plan (the "Directors' Option Plan"), as adopted by the Board of Directors and approved by the stockholders in October 1988, which provides for the grant of nonstatutory stock options to nonemployee directors. Under the Directors' Option Plan, each nonemployee director who is a partner, officer or director of an entity having an equity investment in the Company is automatically granted a nonstatutory stock option to purchase 20,000 shares of Common Stock of the Company on the date on which such person becomes a director. Each nonemployee director who is not, on the date of his or her appointment to the Board of Directors, affiliated with an entity having an equity investment in the Company, is automatically granted a nonstatutory stock option to purchase 80,000 shares of Common Stock on the date on which such person becomes a director of the Company. Thereafter, each nonemployee director is automatically granted a nonstatutory stock option to purchase 20,000 shares of Common Stock of the Company on the date of each Annual Meeting of Stockholders at which each such nonemployee director is re-elected to serve on the Board of Directors, provided that, on such date, he or she has served on the Board of Directors for at least six months. The Directors' Option Plan provides that the exercise price of the options granted thereunder shall be equal to the fair market value of the Common Stock on the date of grant of the option. Options granted pursuant to the Directors' Option Plan have a term of five years and are exercisable cumulatively to the extent of 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. Options granted pursuant to the Directors' Option Plan may be exercised only while the optionee is a director of the Company or within six months after termination of service as a director due to death or within ninety days after the optionee ceases to serve as a director of the Company for any other reason. For a more detailed description of the Directors' Option Plan, see "Proposal III--Amendments to the 1988 Directors' Stock Option Plan."

     During the last fiscal year, each of the nonemployee directors of the Company was granted an option to purchase 20,000 shares of the Company's Common Stock, at an exercise price of $28.94 per share. During the last fiscal year, Messrs. Doerr, Long, Oshman and Spence exercised options to purchase an aggregate of 66,338 shares of the Company's Common Stock at exercise prices of $5.7188 and $8.5938 per share, for an aggregate net realized gain of $1,617,557.


Compensation Committee Interlocks and Insider Participation

     At June 30, 1997, the Compensation Committee consisted of Messrs. Doerr, Oshman and Fisher. In June 1996, the Company entered into a Limited Partnership Agreement ("LP Agreement") with KPCB Java Associates L.P., a California limited partnership, as general partner ("KPCB Java"), and certain other limited partners (the "Partnership"). Pursuant to the LP Agreement, the Company agreed to make capital contributions of $16,000,000 in the aggregate to the Partnership over a period of time in accordance with the terms of the LP Agreement and, in addition, to pay a management fee to KPCB VIII Associates, L.P., a California limited partnership and a general partner of KPCB Java ("KPCB VIII"), equal to $320,000 on an annual basis (the "Management Fee"). Mr. Doerr, a director of the Company was a member of the Compensation Committee during the fiscal year ended June 30, 1997 and is a general partner of KPCB
VIII. Other than the foregoing, the Company has no interlocking relationships or other transactions involving any of its Compensation Committee members that are required to be reported by the Securities and Exchange Commission rules and no current or former officer of the Company serves on its Compensation Committee.


                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date, by each director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group:


                                                                        Approximate
                                                  Number of Shares      Percentage
                    Name                         Beneficially Owned       Owned
----------------------------------------------   --------------------   ------------
         Scott G. McNealy(1)   ...............         8,500,428          2.26%
         Lawrence W. Hambly(2) ...............           370,517            *
         Michael E. Lehman(3)  ...............            24,490            *
         William J. Raduchel(4)   ............            34,616            *
         Edward J. Zander(5)   ...............           352,436            *
         L. John Doerr(6)   ..................           369,812            *
         Judith L. Estrin(7)   ...............            45,000            *
         Robert J. Fisher(8)   ...............            62,200            *
         Robert L. Long(9)  ..................            67,362            *
         M. Kenneth Oshman(10)    ............           530,000            *
         A. Michael Spence(11)    ............            50,000            *
         All current directors and executive
          officers as a group (27 persons)(12)        11,579,797          3.07%

------------
 *  Less than 1%.
 (1) Includes 1,623,600 shares issuable upon exercise of options held by Mr. McNealy exercisable at or within 60 days of September 16, 1997.
 (2) Includes 256,036 shares issuable upon exercise of options held by Mr. Hambly exercisable at or within 60 days of September 16, 1997.
 (3) Includes 3,420 shares issuable upon exercise of options held by Mr. Lehman exercisable at or within 60 days of September 16, 1997.
 (4) Includes 26,024 shares issuable upon exercise of options held by Mr. Raduchel exercisable at or within 60 days of September 16, 1997.
 (5) Includes 285,260 shares issuable upon exercise of options held by Mr. Zander exercisable at or within 60 days of September 16, 1997.
 (6) Includes 70,000 shares issuable upon exercise of options held by Mr. Doerr granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 16, 1997.
 (7) Includes  45,000  shares  issuable  upon  exercise  of  options held by Ms.
     Estrin granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 16, 1997.
 (8) Includes  45,000  shares  issuable  upon  exercise  of  options held by Mr.
     Fisher granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 16, 1997.
 (9) Includes 40,000 shares issuable upon exercise of options held by Mr. Long granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 16, 1997.
(10) Includes  70,000  shares  issuable  upon  exercise  of  options held by Mr.
     Oshman granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 16, 1997. Includes 320,000 shares held by OS Ventures. Mr. Oshman is the managing general partner of OS Ventures and has shared power to vote or control the disposition of such shares. Excludes 24,000 shares held by Mr. Oshman as trustee of a trust in which he claims no beneficial ownership.
(11) Includes  50,000  shares  issuable  upon  exercise  of  options held by Mr.
     Spence granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 16, 1997.
(12) Includes 3,205,600 shares issuable upon exercise of options held by directors and executive officers exercisable at or within 60 days of September 16, 1997. Excludes certain shares as described in footnote (10) above.



                             EXECUTIVE COMPENSATION


Summary Compensation Table

     The following table shows, as to the Chief Executive Officer and as to each of the other four most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, and information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years:


                                                               SUMMARY COMPENSATION TABLE

                                                                                         Long Term Compensation
                                                                                    ---------------------------------
                                                       Annual Compensation                  Awards           Payouts
                                       -------------------------------------------  ---------------------------------
              (a)                (b)          (c)             (d)           (e)        (f)         (g)         (h)          (i)
                                                                           Other    Restricted
                                                                          Annual      Stock     Securities     LTIP      All Other
           Name and                                                      Compensa-  Award(s)    Underlying   Payouts    Compensation
      Principal Position         Year     Salary ($)     Bonus ($)(1)    tion ($)   ($)(2)(3)  Options (#)    ($)(4)      ($)(5)
-------------------------------  ----   --------------  ---------------- ---------  ---------  ------------  ---------  ------------
Scott G. McNealy   ............  1997  $    650,000 (6) $  1,916,850 (6)    --         --        300,000      $386,943    $6,000
 Chairman of the Board,          1996       600,000 (6)    1,698,240 (6)    --         --        300,000 (7)       --      6,000
 President and Chief             1995       600,000        2,400,000        --         --        600,000           --      2,000
 Executive Officer, Sun
 Microsystems, Inc.
Lawrence W. Hambly ............  1997       360,000 (6)      345,033        --         --         80,000       107,472     6,000
 President, SunService,  ......  1996       350,000 (6)      272,426        --         --        100,000 (7)       --      5,040
 a division of Sun               1995       352,618          350,000        --         --        200,000           --      2,000
 Microsystems, Inc.
Michael E. Lehman  ............  1997       380,000          364,202 (6)    --         --         85,000        60,894     6,000
 Vice President,                 1996       320,000          249,075        --         --        140,000 (7)       --      4,554
 Chief Financial Officer,        1995       322,385          328,000        --         --        200,000           --      2,000
 Sun Microsystems, Inc.
William J. Raduchel   .........  1997       370,000          354,617        --         --         75,000        71,648     6,000
 Vice President, Corporate       1996       350,000          272,426        --         --        110,000 (7)       --      4,827
 Planning and Development        1995       349,769          350,000        --         --        240,000           --      2,000
 and Chief Information Officer,
 Sun Microsystems, Inc.
Edward J. Zander   ............  1997       550,000          530,000        --         --        130,000       179,120     6,000
 President, Sun Microsystems     1996       450,000          352,415        --         --        200,000 (7)       --      3,442
 Computer Corporation,           1995       450,000          455,000        --         --        240,000           --      2,000
 a division of
 Sun Microsystems, Inc.


------------
(1) Amounts stated include bonus amounts earned in fiscal 1997 by the executive officers and paid in fiscal 1998. See also footnote (6) below.
(2) The value of a restricted stock award is determined by (i) multiplying the number of shares subject to such award by the closing price of the Company's Common Stock as reported on the Nasdaq National Market on the date of grant of such award and (ii) subtracting any consideration paid.
(3) As of June 30, 1997, 1,077,463 shares of the Company's restricted Common Stock were outstanding, having an aggregate value of $39,462,082. As of June 30, 1997, Mr. Lehman held 10,000 shares of restricted Common Stock having an aggregate value of $372,180, which shares are subject to the Company's Repurchase Option, which expires as to all of such shares on February 16, 1999. As of June 30, 1997, Mr. Zander held 60,000 shares of restricted Common Stock having an aggregate value of $2,233,082, which shares are subject to the Company's Repurchase Option, which expires as to 40,000 of such shares on September 24, 1997 and as to the remaining 20,000 shares on February 16, 1999. For purposes hereof, the aggregate value of shares of restricted Common Stock held by an executive officer is calculated based on the closing price of the Company's Common Stock as reported on June 30, 1997 on the Nasdaq National Market, less any consideration paid. Additionally, for purposes hereof, the Company's "Repurchase Option," referenced above, refers to the option of the Company to repurchase such shares of the restricted Common Stock at the original purchase price paid by the executive officer upon termination of such officer's employment prior to the applicable


                                       7



   vesting dates. All of the above executive officers will receive the same dividends on all shares of restricted Common Stock as received by all other stockholders of the Company; however, the Company has never paid and does not currently anticipate paying any cash dividends in the foreseeable future.
(4) Amounts stated reflect the earned payment of certain "EPS Growth Awards" granted in November 1991 by the Company to certain key employees, including executive officers. These EPS Growth Awards were payable in cash only and were valued based on the Company achieving certain financial results over the course of two performance periods (the two and one-half year period that began on the date of grant and ended June 30, 1994 and the three year period thereafter which ended June 30, 1997), and were paid on September 12, 1997.
(5) Amounts stated reflect contributions made by the Company to such executive officer's account under the Company's 401(k) Plan.
(6) Mr. McNealy elected to defer 25% of his 1996 salary until January 2004, 100% of his 1996 bonus until January 1999, 50% of his 1997 salary until January 2004 and 100% of his 1997 bonus to January 2003; Mr. Hambly elected to defer 14% of his 1997 salary and 14% of his 1996 salary until he retires, as defined in the Company's Non-Qualified Deferred Compensation Plan; Mr. Lehman elected to defer $40,000 of his 1996 bonus until August 2000. For a description of the Non-Qualified Deferred Compensation Plan, see "Report of Compensation Committee of the Board on Executive Compensation -- Long-Term Incentives -- Deferred Compensation Plan."
(7) Options were awarded on July 17, 1996.

Option Grants in Last Fiscal Year

     The following table sets forth certain information regarding grants of stock options made during the fiscal year ended June 30, 1997 to the executive officers named in the Summary Compensation Table:


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                     Individual Grants
                             -----------------------------------------------------------------
            (a)                    (b)             (c)               (d)              (e)
                                                                                                 Potential Realizable
                                                                                                          Value
                                                                                                at Assumed Annual Rates
                                Number of       % of Total                                            of Stock Price
                                Securities       Options                                               Appreciation
                                Underlying      Granted to                                        for Option Term(1)
                                 Options       Employees in        Exercise        Expiration  -------------------------
            Name              Granted (#)(2)   Fiscal Year    Price ($/Sh)(3)(4)      Date        5% ($)      10% ($)
---------------------------- ---------------- -------------- -------------------- ------------ ------------ ------------
Scott G. McNealy   .........     300,000           2.3%            $ 33.94          06/11/07   $6,402,933   $16,226,290
Lawrence W. Hambly    ......      80,000           0.6%              33.94          06/11/07    1,707,449     4,327,011
Michael E. Lehman  .........      85,000           0.7%              33.94          06/11/07    1,814,164     4,597,449
William J. Raduchel   ......      75,000           0.6%              33.94          06/11/07    1,600,733     4,056,573
Edward J. Zander   .........     130,000           1.0%              33.94          06/11/07    2,774,604     7,031,393

------------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not represent an estimate by the Company of future stock price growth.
(2) All stock options granted have ten (10) year terms and become exercisable with respect to 20% of the shares covered thereby beginning one year after the date of grant and 20% on each anniversary date thereafter, with full vesting occurring on the fifth anniversary of the date of grant. See also "Employment Contracts and Change-In-Control Agreements."
(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing price reported on the Nasdaq National Market on the last trading day prior to the date of grant.
(4) The exercise price and tax withholding obligations may be paid in cash and, subject to certain conditions or restrictions, by delivery of already owned shares, pursuant to a subscription agreement or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.


Aggregate  Option  Exercises  in  Last  Fiscal  Year  and Fiscal Year End Option
Values

     The  following table sets forth for each of the executive officers named in
the   Summary  Compensation  Table  above,  certain  information  regarding  the exercise  of  stock  options  during the fiscal year ended June 30, 1997 and the value of options held at fiscal year-end:


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

            (a)                     (b)                  (c)                       (d)                        (e)
                                                                                Number of
                                                                               Securities                   Value of
                                                                               Underlying                 Unexercised
                                                                               Unexercised                In-the-Money
                                                                               Options at                  Options at
                              Shares Acquired                              Fiscal Year-End (#)       Fiscal Year-End ($)(1)
            Name              on Exercise (#)   Value Realized ($)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable
---------------------------- ----------------- ----------------------- --------------------------- --------------------------
Scott G. McNealy   .........     600,000            $ 14,587,500         1,733,868/1,529,732        $55,550,987/$32,902,853
Lawrence W. Hambly    ......         --                      --             150,000/ 480,036          4,629,055/ 10,494,727
Michael E. Lehman  .........     104,000               2,436,938             20,000/ 492,420            646,874/  9,963,989
William J. Raduchel   ......     119,000               2,501,189             35,000/ 507,024          1,132,030/ 11,219,069
Edward J. Zander   .........     109,200               2,600,613            208,000/ 818,460          6,395,365/ 17,546,711

------------
(1) Market value of underlying securities at exercise date or fiscal year-end, as the case may be, minus the exercise price.

Employment Contracts and Change-In-Control Arrangements

     The Company currently has no employment contracts with any of the Company's executive officers named in the Summary Compensation Table above. The Company did, however, adopt an executive management group change-of-control plan in October 1990 and, accordingly, has entered into "change-of-control" agreements with each of the named executive officers. Certain minor changes were made to these agreements in November 1996. Pursuant to these agreements, each such officer is eligible to receive, in the event that his or her employment is terminated within one year following a change-of-control of the Company, other than for just cause (as defined), death, disability (as defined), retirement or resignation other than for good reason (as defined), an amount equal to two and one-half times his or her annual compensation (or, in the case of Mr. McNealy, an amount equal to three times his annual compensation), continuation of health benefits and group term life insurance for twenty-four months thereafter and the acceleration of vesting for all options held. For purposes hereof, "annual compensation" means wages, salary and incentive compensation for the calendar year immediately preceding the year in which the above-described severance payment becomes payable. In addition, pursuant to the terms of these agreements, a "change-of-control" includes (i) a merger or acquisition of the Company resulting in a 50% or greater change in the total voting power of the Company immediately following such transaction, or (ii) certain changes in the majority composition of the Board of Directors during a thirty-six month period, not initiated by the Board of Directors.

Certain Transactions with Management

     In June and July 1992, Kenneth Alvares, a corporate executive officer of the Company, received two interest-free loans from the Company in the amounts of $300,000 and $375,000, with principal payable in full in June 1997 and July 1997, respectively. The foregoing loans were made to Mr. Alvares in order to finance the purchase of his residence. In December 1994, Mr. Alvares repaid to the Company $150,000 of the principal amount due under the June 1992 loan. The largest aggregate amount outstanding under these loans during the last fiscal year ended June 30, 1997 was $525,000. By 1997 fiscal year end, the entire principal amount of the June and July 1992 loans were repaid to the Company and no amounts remain outstanding.

     In October 1996, Alan Baratz, a corporate executive officer of the Company, received a loan from the Company in the amount of $500,000, bearing interest at a rate of 6.72% per annum, with principal payable in full in October 2001. This loan was made to Mr. Baratz to finance the purchase of his residence. As of fiscal year end, the entire $500,000 principal amount remained outstanding.

     As part of the executive management group change-of-control plan adopted in October 1990, the Company entered into individual change-of-control agreements with each of its corporate executive officers, in addition to the executive officers named in the Summary Compensation Table, containing substantially the same terms as the change-of-control agreements described under the heading "Employment Contracts and Change-In-Control Arrangements."

     The Company also adopted the Executive Change of Control Severance Plan ("Severance Plan") in June 1990. The Severance Plan covers, among others, all executive officers who have not otherwise entered into an agreement with the Company, as described above. In November 1996, the Board of Directors amended this Severance Plan, renamed it the Vice President Change of Control Plan and currently the Severance Plan provides that with respect to all employees who are Vice Presidents (and not otherwised covered above), in the event that any such individual is terminated within one year after the date of any "change-of-control," other than for just cause (as defined), death, voluntary retirement at or after age 65, total or permanent disability or voluntary resignation, such individual is entitled to two times his or her annual compensation, continuation of health benefits, group term life insurance for twenty-four months and the acceleration of vesting for all options held. For purposes of this Severance Plan, a "change-of-control" is defined similarly as described under the heading "Employment Contracts and Change-In-Control Arrangements."


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements applicable to its officers, directors and 10% stockholders were complied with during the fiscal year ended June 30, 1997.


                        REPORT OF COMPENSATION COMMITTEE
                     OF THE BOARD ON EXECUTIVE COMPENSATION

     The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's executive officers with respect to compensation paid to such executive officers for the fiscal year ended June 30, 1997. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

Compensation Philosophy

     The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The Compensation Committee sets the Company's compensation policies applicable to the executive officers, including the Chief Executive Officer, and evaluates the performance of such officers. The Compensation Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value. In this regard, the Compensation Committee has adopted the following guidelines for compensation decisions:

       * Provide a competitive total compensation package that enables the Company to attract and retain key executive talent.

       * Align all pay programs with the Company's annual and long-term business strategies and objectives.

       * Provide variable compensation opportunities that are directly linked to the performance of the Company and that link executive reward to stockholder return.


Components of Executive Compensation

     The  Compensation  Committee  focuses  primarily  on  the  following  three
components   in  forming  the  total  compensation  package  for  its  executive officers:

       * Base Salary

       * Annual Incentive Bonus

       * Long-Term Incentives


Base Salary

     The Committee intends to compensate its executive officers, including the Chief Executive Officer, competitively within the industry. In order to evaluate the Company's competitive posture in the industry, the Compensation Committee reviews and analyzes the compensation packages, including base salary levels, offered by other high technology companies, specifically reviewing companies comprising the S&P Computers (Hardware) Index as shown in the Performance Graph below. In addition, the Committee, together with the Board of Directors, will also subjectively evaluate the level of performance of each executive officer, including Mr. McNealy, in order to determine current and future appropriate base pay levels. For the Chief Executive Officer, the Committee targets the lower-end of the base salary range determined by its aforementioned competitive analysis, giving more significant emphasis to annual bonus and longer-term incentives for Mr. McNealy's total compensation package. In this regard, over the last three fiscal years, the Committee has tied a substantial portion of Mr. McNealy's compensation to his annual bonus. This focus has allowed the Committee to directly compensate Mr. McNealy for corporate performance, while ultimately paying Mr. McNealy competitively by industry standards. See "Annual Incentive Bonus" below. With respect to the other corporate executive officers of the Company, the Committee has targeted the higher end of the industry competitive base salary range, linking a lesser (yet still significant) portion of these executives' total compensation to an annual bonus. See "Annual Incentive Bonus" below. The Committee also emphasizes longer-term compensation incentives for these executives as it believes that these longer-term incentives help motivate the executives to better achieve the Company's corporate performance goals, thereby more directly contributing to stockholder value.


Annual Incentive Bonus

     During fiscal 1997, the executive officers of the Company were eligible for a target annual incentive bonus, calculated by the Committee as a percentage of the officers' base salary. All corporate executive officers, other than Mr. McNealy, were eligible for a target bonus of 65% of their base salary, compared with the target bonus of 55% of base salary for fiscal 1996. This target bonus increase is in line with the Committee's goal of closely aligning executive compensation with corporate performance. As noted above, the Committee has determined that it is in the stockholders' best interest to tie a significant portion of Mr. McNealy's total compensation to the Company's performance. Accordingly, during fiscal 1997, Mr. McNealy was eligible for a target bonus of 200% of his base salary. During the last fiscal year, bonuses awarded to the executive officers, including Mr. McNealy, were calculated based on the achievement by the Company of certain earnings per share ("EPS") and revenue goals. In addition, at the beginning of the fiscal year, the Committee set certain corporate performance goals based on business, operations and management objectives and, additionally, certain customer quality and satisfaction goals. The successful completion of these goals was measured objectively in accordance with a scoring system assigned to each goal by the Committee. The EPS and revenue targets, as well as the corporate performance goals and the customer quality and satisfaction goals are all based on confidential information and are competitively sensitive to the Company as they are derived from the Company's internal projections and business plan. At fiscal  year  end,  the  Committee  calculated a bonus multiplier (the "Year-End
Multiplier") based on a comparison of the Company's actual performance with respect to these corporate, quality, EPS and revenue measures against the relevant targets for fiscal 1997. This multiplier can range from zero to a maximum multiplier of two. At June 30, 1997, the Committee calculated a Year-End Multiplier applicable to executive officers (including the Chief
Executive   Officer)  of  1.4745.  Therefore,  Mr.  McNealy's  annual  bonus  of
$1,916,850 reflects his targeted bonus amount multiplied by the Year-End Multiplier. Elements of the Company's financial performance during fiscal 1997 that directly affected Mr. McNealy's bonus calculation included revenue growth of 21% compared with fiscal year 1996 and that the Company's EPS was $1.96 for fiscal year 1997 compared with $1.21 for the previous fiscal year.


Long-Term Incentives

     Options and Restricted Stock. The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options and, in rare cases, restricted stock. The Committee is responsible for determining the individuals to whom grants should be made, the timing of grants, the exercise price per share and the number of shares subject to each option or restricted stock award. Other than stock options and restricted stock, as discussed below, the Committee made no other long-term performance awards during the last fiscal year. Long-term incentive awards are granted based on individual or corporate performance as determined subjectively by the Committee. The Committee considers grants of options to executive officers during each fiscal year.

     The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage key employees to continue in the employ of the Company. All options to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of the grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry. Mr. McNealy's option grants are also determined subjectively by the Committee.

     The Committee also makes restricted stock awards which can be similarly beneficial to executives as the value of the award increases with an increasing stock price. The use of restricted stock has been primarily limited within the last several fiscal years to specific cases in which a newly hired senior executive receives a grant in order to replace vested benefits and/or an equity position at a prior employer, to award an executive officer for extraordinary performance or to aid in retention. For information regarding the valuation and vesting of these restricted stock awards, see "Summary Compensation Table."

     Deferred Compensation Plan. In June 1995, the Committee approved another component of the Company's executive compensation program, the Non-Qualified Deferred Compensation Plan (the "Deferred Plan"). The Committee amended the Deferred Plan in August 1997. The Deferred Plan is a voluntary, non-tax qualified, deferred compensation plan available to Board of Director members, executive officers and other members of Company management, and enables such individuals to save for retirement by deferring a portion of their current compensation. Under the Deferred Plan, participants are entitled to defer compensation until termination of service with the Company or other specified dates. Dollars deferred by participants are credited quarterly with interest equal to the current U.S. Treasury Bill rate plus one percent. Beginning October 1997, participants may elect to have their deferred amounts credited with earnings based on various investment choices made available by the Committee for this purpose. Participants are also eligible to receive a pre-retirement death benefit. The purpose of this Deferred Plan is to encourage participants to remain in the service of the Company as benefits of the Deferred Plan increase over time.


Discussion of Compensation in Excess of $1 Million Per Year

     The  Committee  has  considered  the  implications of Section 162(m) of the
Internal Revenue Code of 1986, as amended, enacted under the Revenue Reconciliation Act of 1993. This Section precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 million for its Chief Executive Officer or any of its four other highest-paid officers. This Section also provides for certain exemptions to this limitation, specifically compensation that is performance based within the meaning of
Section 162(m).

     In order to qualify compensation derived by executive officers from stock options as performance-based compensation, as contemplated by the Internal Revenue Service, certain amendments to the 1990 Long-Term Equity Incentive Plan were submitted to and approved by the requisite stockholders at the Company's 1994 Annual Meeting of Stockholders.

     Additionally, with respect to other forms of compensation granted by this Committee to such executive officers, the Committee approved the Section 162(m) Performance-Based Executive Bonus Plan and submitted this Plan to stockholders for the purpose of qualifying bonus payments to executives under Section 162(m), thereby preserving the deductibility of such payments. Stockholder approval of this Plan was obtained at the Company's 1995 Annual Meeting of Stockholders. The Committee, however, reserves the right to award compensation to its executives in the future that may not qualify under Section 162(m) as deductible compensation. The Committee will, however, continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).


Summary

     The Compensation Committee believes that its executive compensation philosophy of paying its executive officers well by means of competitive base salaries and annual bonus and long-term incentives, as described in this report, serves the interests of the Company and the Company's stockholders.


L. John Doerr
Robert J. Fisher
M. Kenneth Oshman

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the S&P 500 Index and the S&P Computers (Hardware) Index for the period commencing July 1, 1992 and ending on June 30, 1997. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                               [GRAPHIC OMITTED]



                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG SUN MICROSYSTEMS, INC., THE S & P 500 INDEX
                  AND THE S & P COMPUTERS (HARDWARE) INDEX **


                         6/92     6/93      6/94      6/95      6/96      6/97

SUN MICROSYSTEMS, INC..   100      113       79        186       451       570
S & P 500 .............   100      114      115        145       183       247
S & P COMPUTERS
  (HARDWARE) ............ 100       68       72        120       135       206

----------
*$100 invested on 06/30/92 in the Company's stock or applicable index--assuming reinvestment of dividends. Fiscal year endings shown above on June 30.

**Formerly known as S & P Computer Systems Index.

                                  PROPOSAL II
                 AMENDMENT TO 1990 EMPLOYEE STOCK PURCHASE PLAN


General

     At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1990 Employee Stock Purchase Plan ("1990 Purchase Plan") in order to increase the number of shares reserved for issuance thereunder by 10,000,000 shares of Common Stock to an aggregate of 55,800,000 shares. The 1990 Purchase Plan was approved by the Board of Directors on October 16, 1990, approved by the stockholders on December 19, 1990 and a total of 30,200,000 shares were reserved for issuance thereunder. The number of shares reserved under the 1990 Purchase Plan was increased to 45,800,000 shares on November 1, 1995 at the 1995 Annual Meeting of Stockholders.

     As of September 16, 1997, there were 13,235,813 shares available for future issuance under the 1990 Purchase Plan. The Board of Directors believes that increasing the number of shares available for issuance under the 1990 Purchase Plan will provide the Company with equity award opportunities to attract, retain and motivate the best available talent for the successful conduct of its business. The Company believes that the number of remaining shares available for issuance under the 1990 Purchase Plan will be insufficient to accomplish these purposes. The Company anticipates that this increase in shares reserved under the 1990 Purchase Plan should meet the Company's retention and motivation goals through approximately the next three years.


Summary of the 1990 Purchase Plan

     The essential features of the 1990 Purchase Plan are outlined below.

     Purpose

     The purpose of the 1990 Purchase Plan is to provide employees of the Company and its designated subsidiaries who participate in the 1990 Purchase Plan with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions and to provide the Company with the ability to attract, retain and motivate the best available people for the successful conduct of its business.

     Administration

     The 1990 Purchase Plan is administered by the Board of Directors or a committee appointed by the Board of Directors (for the purposes of this Plan description, "Board" shall mean either the Board of Directors or a committee appointed by the Board of Directors). The provisions of the 1990 Purchase Plan may be amended by the Board from time to time, at its sole discretion and subject to compliance with all applicable federal and state laws. The 1990 Purchase Plan gives the Board the authority to determine the duration of exercise periods within Offering Periods and the duration of Offering Periods. In addition, the 1990 Purchase Plan gives the Board the authority to set the maximum percentage of eligible compensation which a participant may contribute to all employee stock purchase plans of the Company. All questions of interpretation or application of the 1990 Purchase Plan are determined in the sole discretion of the Board, and its decisions are final and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the 1990 Purchase Plan but may not vote on any matter affecting the administration of the 1990 Purchase Plan or the grant of any option pursuant to the 1990 Purchase Plan. No member of the Board who is eligible to participate in the 1990 Purchase Plan may be a member of the committee appointed to administer the 1990 Purchase Plan. No charges for administrative or other costs may be made against the payroll deductions of a participant in the 1990 Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the 1990 Purchase Plan, other than the Chairman of the Compensation Committee who receives $1,500 for each meeting of such committee that he attends, see "Proposal I--Election of Directors--Director Compensation."

     Eligibility

     Any person who is employed by the Company (or by any of its majority-owned subsidiaries designated from time to time by the Board) for at least 20 hours per week and more than five months in a calendar year is eligible to participate in the 1990 Purchase Plan. For purposes of the 1990 Purchase Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other paid leave of absence approved by the Company; provided that where the period of such leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave. With respect to unpaid leaves of absence approved by the Company, for purposes of the 1990 Purchase Plan the employment relationship shall be treated as continuing intact while the individual is on unpaid leave for a period not to exceed 30 days and shall be deemed to be terminated on the 31st day of such unpaid leave (provided that such individual's right to reemployment is not guaranteed by statute or by contract). As of September 16, 1997, approximately 20,000 employees were eligible to participate in the 1990 Purchase Plan, of whom approximately 12,000 were participating.

     Offering Periods

     The 1990 Purchase Plan is implemented by consecutive offering periods ("Offering Periods") of such duration as the Board shall determine, provided that in no event shall an Offering Period exceed 27 months. The Offering Periods are currently six months in duration beginning on May 1 and November 1 of each year. The Board has the power to alter the duration of Offering Periods without stockholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first Offering Period to be affected.

     Participation in the Plan

     Eligible  employees  become  participants  in  the  1990  Purchase  Plan by delivering to the Company subscription agreements authorizing payroll deductions. An employee who becomes eligible to participate in the 1990 Purchase Plan after the commencement of an Offering Period may not participate in the 1990 Purchase Plan until the commencement of the next Offering Period. No employee shall be granted an option under the 1990 Purchase Plan (i) if, immediately after the grant, such employees would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock in any calendar year under all employee stock purchase plans of the Company and its subsidiaries to exceed $25,000 worth of stock, with such value being determined based on the applicable purchase price under the 1990 Purchase Plan.

     Purchase Price

     The purchase price per share at which shares are sold under the 1990 Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock on the first day of the Offering Period or 85% of the fair market value of a share of Common Stock on the Exercise Date. The "Exercise Date" is the last day of each Offering Period. The fair market value of the Common Stock on a given date shall be determined by the Board based upon the reported closing sales price in the Nasdaq National Market on the day of such determination.

     Payment of Purchase Price; Payroll Deductions

     The contributions used to purchase shares are accumulated by payroll deductions during the Offering Period. Unless the Board determines otherwise, a participant's deductions under all employee stock purchase plans of the Company may not exceed a total of 10% of the participant's eligible compensation, which is currently defined in the 1990 Purchase Plan to include regular straight time gross earnings, variable compensation for field sales personnel, certain incentive bonuses, payments for overtime, shift premium, lead pay and automobile allowances, but excluding other compensation. A participant may discontinue his or her participation in the 1990 Purchase Plan at any time or may change the rate of payroll deductions effective as of the next Offering Period.

     All payroll deductions are credited to the participant's account under the 1990 Purchase Plan; no interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

     Purchase of Stock; Exercise of Option

     At the beginning of each Offering Period, by executing a subscription agreement to participate in the 1990 Purchase Plan, each employee is in effect granted an option to purchase shares of Common Stock. The maximum number of shares placed under option to a participant in an Offering Period is determined by dividing the compensation that such participant has had withheld during the Offering Period by 85% of the fair market value of the Common Stock at the beginning of the Offering Period or on the applicable Exercise Date, whichever is lower; provided that such number shall not exceed a maximum number of shares set by the Board with respect to the Offering Period. Notwithstanding the foregoing, a participant's payroll deductions may be decreased to 0% by the Company at such time during any Offering Period that is scheduled to end during the then current calendar year ("Current Offering Period") that the aggregate of all payroll deductions that were previously used to purchase stock under the 1990 Purchase Plan and all employee stock purchase plans of the Company in a prior Offering Period that ended during the then current calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equals $21,250. Payroll deductions shall recommence in the first Offering Period that is scheduled to end in a subsequent calendar year.


     Withdrawal; Leaves of Absence

     A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the 1990 Purchase Plan at any time prior to the close of an Offering Period by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement during the open enrollment period preceding the commencement of a subsequent Offering Period.

     A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods, provided that a participant may elect to participate in a succeeding Offering Period only during the open enrollment period for such Offering Period.


     Termination of Employment

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the 1990 Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death of the participant, to the person or persons entitled thereto as specified by the participant in the subscription agreement. In the event that a prior participant is rehired at the Company, that participant will be eligible to re-enroll in a new Offering Period under the 1990 Purchase Plan.


     Capital Changes

     In the event any change is made in the capitalization of the Company, such as a stock split or a stock dividend, that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the number of shares subject to purchase and in the purchase price per share, subject to any required action by the stockholders of the Company. The Board may also make provisions for adjusting the number of shares subject to the 1990 Purchase Plan and the purchase price per share in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions in the shares of the Company's outstanding Common Stock.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the 1990 Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date ("New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution, the Board shall notify each participant in writing, at least 10 days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period.

     Amendment and Termination of the Plan

     The Board may at any time amend or terminate the 1990 Purchase Plan, except that such termination shall not affect options previously granted. No amendment may make any change in an option granted prior thereto that adversely affects the rights of any participant.

     To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor rule or provision or any other applicable law or regulation, the Company shall obtain stockholder approval in such a manner and to such a degree as is required thereby.


Certain United States Federal Income Tax Information

     The 1990 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will be subject to tax, the amount of which will depend upon the holding period. If the shares are disposed of by the participant at least two years after the date of option grant (the beginning of the Offering Period) and at least one year after the date of option exercise (the date on which the shares were purchased by the participant), the lesser of
(a) the excess of the fair market value of the shares at the time of such disposition over the option price, or (b) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the grant date) will be treated as ordinary income, and any further gain will be treated as capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares measured as of the Exercise Date over the option price will be treated as ordinary income, and any further gain (or loss) will be treated as capital gain (or loss). The Company is not entitled to a deduction for amounts treated as ordinary income to a participant except to the extent of ordinary income recognized by participants upon disposition of shares within two years from the date of grant and one year from the date of option exercise.

     The foregoing is only a summary of the effect of United States federal income taxation upon the participant and the Company with respect to shares purchased under the 1990 Purchase Plan. This summary does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or country outside of the United States in which the participant may reside.

Participation in the 1990 Purchase Plan

     Participation in the 1990 Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination of the level of payroll deductions. Accordingly, future purchases under the 1990 Purchase Plan are not determinable. The last Exercise Date under the 1990
Purchase Plan was April 30, 1997. The following table sets forth certain information regarding shares purchased under the 1990 Purchase Plan during fiscal 1997 by each of the Company's most highly compensated officers named in the Summary Compensation Table, all current executive officers as a group and all other employees who participated in the 1990 Purchase Plan as a group
(non-employee  directors are not eligible to participate under the 1990 Purchase
Plan):

              Name of Individual               Aggregate Number of     Aggregate Dollar Values at
             or Identity of Group               Shares Purchased        Exercise Dates ($)(1)(2)
---------------------------------------------- ---------------------   ---------------------------
       Scott G. McNealy  .....................             808                 $     3,491
       Lawrence W. Hambly   ..................             895                       5,396
       Michael E. Lehman    ..................             776                       4,734
       William J. Raduchel  ..................              --                          --
       Edward J. Zander  .....................             808                       3,491
       All current executive officers
         as a group   ........................          13,755                      74,337
       All other employees as a group   ......       2,996,492                  17,282,888

------------
(1) Market value of shares on date of purchase, minus the purchase price under the 1990 Purchase Plan.
(2) Exercise Dates during fiscal 1997 occurred on October 31, 1996 and April 30, 1997.


Vote Required and Recommendation

     The amendment of the 1990 Purchase Plan requires the affirmative vote of the holders of not less than a majority of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting under Delaware Law ("Votes Cast"). Votes that are cast against the proposal will be counted only for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. An abstention will have the same effect as a vote against this Proposal II. A broker non-vote will be counted for purposes of determining whether a quorum is present, but will not be counted as a Vote Cast.

     Management recommends a vote "FOR" the Amendment to the 1990 Employee Stock Purchase Plan.


                                  PROPOSAL III

              AMENDMENTS TO THE 1988 DIRECTORS' STOCK OPTION PLAN


General

     At the Annual Meeting, the stockholders are being asked to approve amendments to the Company's 1988 Directors' Stock Option Plan (the "Directors' Option Plan") in order to (i) extend the duration of the Plan by approximately ten (10) years and (ii) increase the number of shares reserved for issuance thereunder by 600,000 shares of Common Stock to an aggregate of 2,200,000 shares. The Directors' Option Plan provides for the automatic grant of nonstatutory stock options to nonemployee directors of the Company.

     The Directors' Option Plan was approved by the Board of Directors in January 1988, approved by the stockholders in October 1988 and a total of 800,000 shares were reserved for issuance thereunder. An increase in the number of shares of Common Stock reserved for issuance thereunder by 800,000 shares to an aggregate of 1,600,000 shares was approved at the Annual Meeting of Stockholders held on October 27, 1993. The Directors' Option Plan currently terminates on or about October 1998. As of September 16, 1997, there were 450,000 shares remaining available for issuance under the Directors' Option Plan. At the Annual Meeting, the stockholders are being asked to approve amendments to the Directors'

Option Plan in order to (i) extend the duration of the Plan by approximately ten (10) additional years to December 31, 2008 and (ii) increase the number of shares reserved for issuance thereunder by 600,000 shares such that a total of 2,200,000 shares will be reserved for issuance thereunder. The Company believes that the proposed increase in shares reserved under the Directors' Option Plan will be sufficient to meet the Company's needs pursuant to the automatic grant provisions contained therein, and described below, over the next few fiscal years.

     During the last fiscal year, each of the nonemployee directors of the Company was granted an option to purchase 20,000 shares of the Company's Common Stock, at an exercise price of $28.94 per share. During the last fiscal year Messrs. Doerr, Long, Oshman and Spence exercised options to purchase an aggregate of 66,338 shares of the Company's Common Stock at exercise prices of $5.7188 and $8.5938 per share, for an aggregate net realized gain of $1,617,557.


Summary of Directors' Option Plan

     The essential features of the Directors' Option Plan are outlined below.


     Purpose

     The purpose of the Directors' Option Plan is to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive to the nonemployee directors and to encourage their continued service on the Board of Directors.


     Administration

     The Directors' Option Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it is provided by the Board of Directors of the Company. The interpretation and construction of any provision of the Directors' Option Plan by the Board of Directors shall be final and conclusive. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Directors' Option Plan.


     Eligibility

     The Director's Option Plan provides for the automatic grant of nonstatutory options to nonemployee directors of the Company. Each nonemployee director who is a partner, officer or director of an entity having an equity investment in the Company (or who was so affiliated with such an entity at the time of his or her initial appointment or election to the Board of Directors), shall be automatically granted an option to purchase 20,000 shares on the date on which such person first becomes a director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy. Each nonemployee director who is not, on the date of his or her initial appointment or election to the Board of Directors, affiliated with an investment entity as described above, shall automatically be granted an option to purchase 80,000 shares on the date on which such person first becomes a director. Thereafter, on the date of and immediately following each Annual Meeting of Stockholders at which such nonemployee director is re-elected, each nonemployee director shall be granted an option to purchase 20,000 shares of Common Stock if, on such date, he or she shall have served on the Company's Board of Directors for at least six (6) months. The Directors' Option Plan provides for neither a maximum nor a minimum number of option shares that may be granted to any one nonemployee director but does provide for the number of shares which may be included in any grant and the method of making a grant.


     Terms of Options

     Options granted under the Directors' Option Plan have a term of five (5) years. Each option is evidenced by a stock option agreement between the Company and the director to whom such option is granted and is subject to the following additional terms and conditions:

     (a) Exercise of the Option. Options become exercisable cumulatively to the extent of twenty-five percent (25%) of the shares subject to the option on each of the first four anniversaries of the date of grant. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, exchange of shares of the Company's Common Stock or a combination thereof.

     (b) Option Price. The option price under the Directors' Option Plan is 100% of the fair market value of the Company's Common Stock on the date of grant as reported on the National Association of Securities Dealers Automated Quotation System (NASDAQ). In the case of an option granted to an optionee who, immediately before the grant of such option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or its parents or subsidiaries, the per share exercise price for the shares to be issued pursuant to the exercise of such option shall be at least one hundred ten percent (110%) of the fair market value per share on the date of grant of the option.

     (c) Termination of Status as a Director. The Directors' Option Plan provides that if an optionee ceases to serve as a director of the Company, the option may be exercised within ninety (90) days after the date he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination. Notwithstanding the foregoing, in no event may an option be exercised after its five (5) year term has expired.

     (d) Death. If an optionee should die while serving as a director of the Company, the option may be exercised at any time within six (6) months after death but only to the extent that the option would have been exercisable had the optionee continued living and remained a director of the Company for six
(6) months after death. If an optionee should die within one (1) month after ceasing to serve as a director of the Company, the option may be exercised within six (6) months after death to the extent the option was exercisable on the date of such termination. Notwithstanding the foregoing, in no event may an option be exercised after its five (5) year term has expired.

     (e) Disability. If an optionee is unable to continue his or her service as a director of the Company as a result of total and permanent disability, the option may be exercised at any time within six (6) months after the date of termination, but only to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may an option be exercised after its five (5) year term has expired.

     (f) Suspension or Termination of Options. No option is exercisable by any person after the expiration of five (5) years from the date the option was granted. If the Chief Executive Officer or his designee reasonably believes that an optionee has committed an act of misconduct, the Chief Executive Officer may suspend the optionee's right to exercise any option pending a determination by the Board of Directors (excluding the director accused of such misconduct). If the Board of Directors (excluding the director accused of such misconduct) determines an optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company, or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the director accused of such misconduct) shall act fairly and shall give the optionee an opportunity to appear and present evidence on the optionee's behalf at a hearing before a committee of the Board of Directors.

     (g) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

     (h) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Option Plan as may be determined by the Board of Directors.

Adjustment upon Changes in Capitalization or Change in Control

     In the event any change, such as a stock split, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares, an appropriate adjustment shall be made in the option price and in the number of shares subject to the option. In the event of a stock dividend, each optionee shall be entitled to receive, upon exercise of the option, the equivalent of any stock dividend which the optionee would have received had he or she been, on the record date for such dividend, the holder of record of the shares purchasable upon such exercise. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate unless otherwise provided by the Board of Directors. The Board of Directors may in its discretion make provision for accelerating the exercisability of shares subject to option under the Directors' Option Plan in such event. In the event of the sale of all or substantially all of the Company's assets or the merger of the Company with or into another corporation, outstanding options shall be assumed or an equivalent option substituted by such successor corporation. In the event the successor corporation refuses to assume the option or to substitute an equivalent option, the Board of Directors shall, in lieu thereof, provide for the full acceleration of the exercisability of shares subject to option under the Directors' Option Plan.


Amendment and Termination

     The Board of Directors may amend the Directors' Option Plan at any time or from time to time or may terminate it without approval of the stockholders, provided, however, that stockholder approval is required for any amendment which increases the number of shares for which options may be granted, such as the amendment contemplated hereby, changes the designation of the class of persons eligible to be granted options, materially increases the benefits which may accrue to participants under the Plan or changes the number of shares subject to the options to be granted in accordance with the terms of the Plan. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Directors' Option Plan without the consent of the optionee. In any event, the Directors' Option Plan currently provides for termination in 1998. Assuming that the stockholders approve this Proposal III, the termination date of the Directors' Option Plan will be extended to December 31, 2008.


Tax Information

     The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Option Plan, does not purport to be complete, and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

     Options granted under the Directors' Option Plan are nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. The Company will receive a tax deduction equal in amount to the ordinary income recognized by optionees as described above. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Net capital gain is fully included in gross income and is currently taxed at the same rates as ordinary income, subject to a maximum rate of 28% of net capital gain, 20% if the shares have been held for more than eighteen months. Net capital losses are allowed against up to $3,000 of ordinary income and the excess of net long-term capital loss over net short-term capital gain is allowed in full for this purpose.


Vote Required

     The amendments to the Directors' Option Plan require the affirmative vote of the holders of not less than a majority of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting under Delaware Law ("Votes Cast"). Votes that are cast against the proposal will be counted only for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. An abstention will have the same effect as a vote against this Proposal III. A broker non-vote will be counted for purposes of determining whether a quorum is present, but will not be counted as a Vote Cast.

     Management recommends a vote "FOR" the Amendments to the 1988 Directors' Stock Option Plan.



                                  PROPOSAL IV

                 ADOPTION OF THE 1997 FRENCH STOCK OPTION PLAN

     On August 13, 1997, the Board of Directors adopted the 1997 French Stock Option Plan (the "1997 French Plan") for French employees and reserved for issuance thereunder 3,000,000 shares of Common Stock. As of September 16, 1997, no options to purchase shares of Common Stock had been granted pursuant to the 1997 French Plan.

     At the Annual Meeting, the stockholders are being asked to approve the 1997 French Plan and the reservation of shares thereunder. Approval of the 1997 French Plan by the stockholders will allow the Company's French subsidiaries (the "Subsidiaries") to treat options granted thereunder as qualified for preferential tax treatment under French law. This preferential tax treatment will significantly reduce (i) the social charges incurred by the Subsidiaries in connection with options granted under the 1997 French Plan and (ii) the tax burden of employees who receive options under the 1997 French Plan.


Summary of the 1997 French Plan


     General

     The purpose of the 1997 French Plan is to attract and retain the best available personnel for positions of substantial responsibility with the
Subsidiaries, to provide additional incentive to the employees of the Subsidiaries and to promote the success of the Company's and the Subsidiaries' businesses.


     Administration

     The 1997 French Plan may generally be administered by the Board of Directors or a committee appointed by the Board of Directors (as applicable, the "Administrator").


     Eligibility; Limitations

     Options may be granted under the 1997 French Plan to employees of the Subsidiaries. The Administrator, in its discretion, selects the employees to whom options may be granted, the time or times at which such options shall be granted, and the number of shares subject to each such grant.


     Terms and Conditions of Options

     Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions.

     (a) Exercise Price. The exercise price of options granted under the 1997 French Plan is 100% of the fair market value of the Common Stock on the date of grant. The fair market value of the Common Stock is generally determined with reference to the average closing sale price for the Common Stock (or the closing bid if no sales were reported) for the last twenty (20) market trading days prior to the date the option is granted.

     (b) Exercise of Option; Form of Consideration. Options granted under the 1997 French Plan vest and become exerciseable over four (4) years; however, the Administrator may, in its discretion, accelerate the vesting of any outstanding option. Payment for shares issued upon exercise of an option may be made by cash, check, wire transfer, cashless exercise, or any combination thereof. Shares acquired upon exercise of an option may not be transferred by an optionee until the date five (5) years from the date of the option's grant.

     (c) Term of Option. The term of an option may be no more than ten (10) years from the date of grant.

     (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the 1997 French Plan expire on the earlier of (i) the date thirty (30) days after his or her termination of employment or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before it expires.

     (e) Death or Disability. If an optionee's employment or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the 1997 French Plan expire on the earlier of (i) six (6) months from the date of such termination or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before it expires.

     (f) Nontransferability of Options. Options granted under the 1997 French Plan are generally not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.


Adjustments Upon Changes in Capitalization

     In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1997 French Plan, the number and class of shares of stock subject to any option outstanding under the 1997 French Plan, and the exercise price of any such outstanding option.

     In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date fifteen (15) days prior to the consummation of the liquidation or dissolution.

     In connection with any merger or acquisition of assets of the Company, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume the options or to substitute substantially equivalent options, the optionee shall have the right to exercise the option as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option is fully exercisable for thirty (30) days from the date of such notice and that the option terminates upon expiration of such period.


Amendment and Termination of the 1997 French Plan

     The Board of Directors may amend, alter, suspend or terminate the 1997 French Plan at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 1997 French Plan to the extent necessary to comply with any applicable law, rule or regulation. No such action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1997 French Plan without the written consent of the optionee. Unless terminated earlier, the 1997 French Plan shall terminate five (5) years from the date of its adoption by the Board of Directors.


Federal Income Tax Consequences

     There will be no material impact on the Company as a result of the grant of options under the 1997 French Plan or the exercise of such options by employees of the Subsidiaries.


French Tax Consequences

     Nonqualified Options. An employee of a Subsidiary who acquires shares of Common Stock upon exercise of a nonqualified option will be deemed to have salary income in an amount equal to the difference between the employee's option exercise price and the fair market value of the Common Stock at the time of exercise (the "Spread"). Salary income is taxed at progressive personal income tax rates, which rates generally range from 30-60%. In addition, salary income is subject to the contribution sociale generalisee (the rate of which is equal to 2.4%), the contribution au reimbursement due la dette sociale (the rate of which is equal to 0.5%), as well as social security contributions (the rate of which is equal to 20%). Thus, the effective tax rate for an employee on the Spread will generally range from 53-80%. Upon subsequent disposition, the difference between the per share fair market value on the exercise date and the per share fair market value on the date of sale, will be taxed as capital gains at a rate equal to 20.9%. In addition to the social security contributions of the employee, the Subsidiary will be required to make social security contributions at a rate of at least 40% of the Spread.

     Qualified Options. In the case of options that qualify for preferential tax treatment, the Spread will be taxed at the time of sale of the underlying shares at a rate equal to 34.9%. France's high social taxes (discussed above) will not apply to this income if the shares of Common Stock acquired upon exercise are not disposed of for five (5) years from the date of grant of the option. The optionee will be taxed on any gain in excess of the Spread at a capital gain's rate equal to 20.9%.


Vote Required and Recommendation

     The 1997 French Plan requires the affirmative vote of the holders of not less than a majority of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting under Delaware Law ("Votes Cast"). Votes that are cast against the proposal will be counted only for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. An abstention will have the same effect as a vote against this Proposal IV. A broker non-vote will be counted for purposes of determining whether a quorum is present, but will not be counted as a Vote Cast.

     Management recommends a vote "FOR" the Adoption of the 1997 French Stock Option Plan.


                 NOTICE OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements for the fiscal year ending June 30, 1998. Ernst & Young LLP has served as the Company's independent auditors since 1982. Notwithstanding the selection, the Board of Directors, in its discretion, may direct appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


                                 OTHER MATTERS

     The  Company  knows  of  no  other  matters  to  be submitted to the Annual
Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                        THE BOARD OF DIRECTORS


Dated: October 1, 1997

                                                                      APPENDIX A

                             SUN MICROSYSTEMS, INC.

                        1990 EMPLOYEE STOCK PURCHASE PLAN

                            (Amended August 13, 1997)

         The following constitute the provisions of the 1990 Employee Stock Purchase Plan of Sun Microsystems, Inc.

         1. Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

         2.    Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" shall mean a Committee designated by the Board to administer the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board and any references herein to the Committee shall be construed as references to the Board.

                  (d) "Common Stock" shall mean the Common Stock, $0.00067 par value (as adjusted from time to time), of the Company.

                  (e) "Company" shall mean Sun Microsystems, Inc., a Delaware corporation.

                  (f) "Compensation", unless otherwise determined by the Committee, shall mean regular straight time gross earnings, variable compensation for field sales personnel, certain incentive bonuses, payments for overtime, shift premium, lead pay and automobile allowances, but shall exclude other compensation.

                  (g) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.

                  (h) "Employee" shall mean any individual whose customary employment with the Company or any Designated Subsidiary is at least 20 hours per week and more than five months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company; provided that where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                  (i) "Enrollment Date" shall mean the first day of each Offering Period.

                  (j) "Exercise Date" shall mean the last day of each Exercise Period.

                  (k) "Exercise Period" shall mean a period commencing on an Enrollment Date or on the day after an Exercise Date and which is of such duration as the Committee shall determine.

                  (l) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                           (i) the last reported sale of the Common Stock of the
Company on the NASDAQ National Market System or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

                           (ii) if such  Common  Stock shall then be listed on a
national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

                           (iii) if such  Common  Stock  shall  not be quoted on
such National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

                           (iv) if none of the foregoing is applicable, then the
fair market value of a share of Common Stock shall be determined by the Committee in its discretion.

                  (m) "Offering Period" shall mean the period beginning with the date an option is granted under the Plan and ending with the date determined by the Committee. During the term of the Plan, the duration of each Offering Period shall be determined from time to time by the Committee, provided that no Offering Period may exceed 27 months in duration. If determined by the Committee, an Offering Period may include one or more Exercise Periods.

                  (n) "Plan" shall mean this 1990 Employee Stock Purchase Plan.

                  (o) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (p) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or by a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

                  (r) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the total number of shares reserved and available for issuance pursuant to the Plan shall be 55,800,000. The shares may be either authorized but unissued or reacquired Common Stock.

         4.    Eligibility.

                  (a) Any Employee as defined in Section 2 who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock in any calendar year under all employee stock purchase plans of the Company and its Subsidiaries to exceed $25,000 worth of stock (determined at the Fair Market Value of the shares at the time such option is granted).

         5. Offering Periods. The Plan shall be implemented by consecutive Offering Periods, each consisting of such number of Exercise Periods as the Committee shall determine, and shall continue until terminated in accordance with Section 20 hereof. The first Offering Period shall commence on a date to be determined by the Committee. The Committee shall have the power to change the duration of Offering Periods and Exercise Periods with respect to future offerings without stockholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first Offering Period and Exercise Period to be affected.

         6.    Participation.

                  (a) An eligible Employee may become a participant in any Offering Period under the Plan only by completing a subscription agreement authorizing payroll deductions in form and substance satisfactory to the Committee and filing it with the Company during the open enrollment period prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Committee for all eligible Employees with respect to a given Offering Period.

                  (b) Payroll deductions for a participant shall commence on the first payday following the Enrollment Date and shall continue until terminated by the participant as provided in Section 11.

         7.    Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made (under this Plan and all employee stock purchase plans of the Company) on each payday during the Offering Period in an amount not exceeding a total of 10% (or such other percentage as the Committee may determine) of the Compensation which he or she receives on each payday during the Offering Period, and the aggregate of such payroll deductions (under this Plan and all employee stock purchase plans of the Company) during the Offering Period shall not exceed a total of 10% (or such other percentage as the Committee may determine) of the participant's Compensation during said Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 11. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 11. To increase or decrease the rate of payroll deductions (within the limitations of Section 7(a)), (i) with respect to the next Offering Period, a participant must complete and file with the Company during the open enrollment period prior to the Enrollment Date for such Offering Period, or (ii) with respect to the next Exercise Period within the same Offering Period, a participant must complete and file with the Company prior to the commencement of the new Exercise Period within such Offering Period, a new subscription agreement authorizing a change in payroll deduction rate. Except in the case of authorized leaves of absence (which shall be governed by Section 11(c) below), such change in rate shall be effective at the beginning of the next Offering Period or Exercise Period, as the case may be, following the Company's receipt of the new subscription agreement.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(b) herein, a participant's payroll deductions may be decreased to 0% by the Company at such time during any Exercise Period which is scheduled to end during the current calendar year (the "Current Exercise Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan (and any other employee stock purchase plans of the Company) in a prior Exercise Period which ended during the current calendar year plus all payroll deductions accumulated with respect to the Current Exercise Period equals $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Exercise Period which is scheduled to end in a subsequent calendar year, unless terminated by the participant as provided in Section 11.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of by the participant, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition by the participant of Common Stock under the Plan.

         8. Grant of Option. On the Enrollment Date of each Offering Period, each eligible participant in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to the number of shares of the Company's Common Stock determined by dividing such participant's payroll deductions accumulated prior to or on such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall a participant be permitted to purchase during any Offering Period more than the number of shares determined to be the maximum permissible number (the "Option Cap") by the Committee with respect to the Offering Period prior to the Enrollment Date. In the event that the Committee does not establish an Option Cap prior to the Enrollment Date, the Option Cap shall be the number of shares determined by dividing $100,000 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 4(b), 7(d) and 13 hereof. Exercise of the option shall occur as provided in Section 9, unless the participant has withdrawn pursuant to Section 11, and such option shall expire on the last day of the Offering Period.

         9. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 11 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased. Any payroll deductions remaining in a participant's account after an Exercise Date shall be retained in the participant's account until the next Exercise Date within such Offering Period, unless an over-subscription exists (as defined in Section 13(a)) or the Offering Period has terminated with such Exercise Date, in which event such amount shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         10. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of either a certificate representing the shares purchased upon exercise of his or her option or other evidence of purchase.

         11. Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all (but not less than all) the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to the close of an Exercise Period by giving written notice to the Company in form and substance satisfactory to the Committee. Such notice shall state whether the participant is withdrawing only from the applicable Exercise Period or entirely from the Offering Period. All of the participant's payroll deductions credited to his or her account will be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant's option for the current Offering Period or Exercise Period (as specified in the notice) will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period or Exercise Period, as applicable. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement during the open enrollment period preceding the commencement of a subsequent Offering Period. If a participant withdraws from an Exercise Period, payroll deductions will not resume at the beginning of any succeeding Exercise Period within the same Offering Period unless written notice is delivered to the Company in form and substance satisfactory to the Committee within the open enrollment period preceding the commencement of the Exercise Period directing the Company to resume payroll deductions.

                  (b) Upon a  participant's  ceasing to be an  Employee  for any reason or upon termination of a participant's employment relationship (as described in Section 2(g)), the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant's option will be automatically terminated.

                  (c) In the event a participant fails to remain an Employee of the Company for at least 20 hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such participant and such participant's option terminated; provided that (i) if an Employee shall take an unpaid leave of absence approved by the Company in accordance with Section 2(g) of this Plan of more than 30 days during an Offering Period in which the Employee is a participant, he or she will be deemed to have withdrawn from the applicable Exercise Period on the 31st day of such leave, and (ii) if an Employee shall take a paid leave of absence approved by the Company in accordance with Section 2(g) of this Plan of more than 90 days during an Offering Period in which the Employee is a participant, he or she will be deemed to have withdrawn from the applicable Exercise Period on the earlier of (aa) the 91st day if the Employee is paid for the entire 90 day leave, or (bb) the last day upon which the Employee is paid provided he or she is paid for at least 30 days. On the date upon which the Employee shall be deemed to have withdrawn from the applicable Exercise Period, the payroll deductions credited to his or her account will be returned to him or her, but he or she shall continue to be a participant in the applicable Offering Period during such authorized leave of absence until and unless such authorized leave of absence terminates without his or her returning to his or her employment with the Company.

                  (d) A participant's withdrawal from an Exercise Period (but not from the Offering Period) will not have any effect upon his or her ability to participate in subsequent Exercise Periods during the same Offering Period. However, a participant's withdrawal from an Offering Period makes him or her ineligible for future participation in that Offering Period. Withdrawal from an Exercise Period or from an Offering Period will not have any effect upon a participant's eligibility to participate in a succeeding Offering Period of the Plan or in any similar plan which may hereafter be adopted by the Company, provided that a participant may elect to participate in a succeeding Offering Period only during the open enrollment period for such Offering Period and may not participate concurrently in more than one Offering Period.


               (e) Notwithstanding the foregoing, unless otherwise determined by the Committee, if the Fair Market Value on the Enrollment Date of an Offering Period in which a participant is enrolled (the "Current Offering Period") is greater than the Fair Market Value on the Enrollment Date of a succeeding Offering Period (the "Succeeding Offering Period"), the participant's enrollment in the Current Offering Period automatically will be terminated immediately following the exercise of his or her option under the Current Offering Period on the Exercise Date that occurs immediately prior to the Enrollment Date of the Succeeding Offering Period, and the participant automatically will be enrolled in the Succeeding Offering Period, unless the participant elects to remain in the former Offering Period by delivery to the Company of a written notice in form and substance satisfactory to the Committee.

         12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         13. Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan, as set forth in Section 3 hereof, is subject to adjustment upon changes in capitalization of the Company as provided in Section 19. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan (an "over-subscription"), the Committee shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant.

         14. Administration. The Plan shall be administered by the Board or a Committee of members of the Board appointed by the Board, as necessary to comply with the applicable restrictions of Rule 16b-3, if any. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its Committee shall, to the full extent permitted by law, be final and binding upon all parties.

         15. Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 11.

         17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate funds from such payroll deductions.

         18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         19. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, as well as the price per share of Common Stock covered by each outstanding option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         In the event of the proposed dissolution or liquidation of the Company, the Exercise Period and the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period (and, if applicable, the Exercise Period) then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Committee shortens the Offering Period (and the Exercise Period, if applicable) then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify each participant in writing, at least 10 days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise

Date, unless prior to such date he or she has withdrawn from the Offering Period or the Exercise Period as provided in Section 11. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the
Committee may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

               The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         20.          Amendment or Termination.

                  (a) The Board may at any time and for any reason amend or terminate the Plan. Except as provided in Section 19, no such termination can affect options previously granted, provided that the Plan (and any Offering
Period thereunder) may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary and desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or
Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as is required thereby.

                  (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Committee shall be entitled to change the Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than United States dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

         21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law of the United States or other country or jurisdiction, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of 20 years unless sooner terminated under Section 20.

                                                                      APPENDIX B

                             SUN MICROSYSTEMS, INC.

                        1988 DIRECTORS' STOCK OPTION PLAN

                            (Amended August 13, 1997)

       1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for services as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Common Stock" shall mean the Common Stock of the Company.

                  (c) "Company" shall mean Sun Microsystems, Inc., a Delaware corporation.

                  (d) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

                  (e) "Director" shall mean a member of the Board.

                  (f) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (h) "Option" shall mean a stock option granted pursuant to the Plan.

                  (i) "Optioned Stock" shall mean the Common Stock subject to an Option.

                  (j) "Optionee" shall mean an Outside Director who receives an Option.

                  (k) "Outside Director" shall mean a Director who is not an Employee.

                  (l) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986.

                  (m) "Plan" shall mean this 1988 Directors' Stock Option Plan.

                  (n) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (o) "Subsidiary"   shall  mean  a  "subsidiary   corporation",
         whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986.

         3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,200,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or required Common Stock.

       If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated shall become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

         4. Administration of and Grants of Options under the Plan.

                  (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

                  (b) Procedure for Grants. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

       (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

       (ii) Each Outside Director who is a partner, officer or director of an entity having an equity investment in the Company (or who was so affiliated with such an entity at the time of his or her initial appointment or election to the Board) shall be automatically granted an Option to purchase 20,000 Shares (the "First Option") upon the effective date of the Plan, as determined in accordance with Section 6 hereof, or the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy; provided, however, that no Option shall be issued under the Plan or become exercisable until shareholder approval of the Plan has been obtained. Each Outside Director who is not, on the date of his or her initial appointment or election to the Board, affiliated with an investment entity as described above, shall automatically be granted a First Option of 80,000 Shares, subject to the above provision.

       (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 20,000 Shares (a "Subsequent Option") on the date of and immediately following each Annual Meeting of Shareholders of the Company at which such non-employee director is re-elected, if on such date, he shall have served on the Board for at least six (6) months.

       (iv) Notwithstanding the provisions of subjections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         (v) The terms of an Option granted hereunder shall be as follows:

              (A) The term of the Option shall be five (5) years.

              (B) The Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

              (C) The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option.

              (D) The Option shall become exercisable in installments cumulatively as to twenty-five percent (25%) of the Shares subject to the Option on each of the first, second, third and fourth anniversaries of the date of grant of the Option.

                  (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine,  upon review of relevant  information  and in accordance  with
Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to exercise on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (d)   Effect  of  the   Board's   Decision.   All   decisions,
determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                  (e) Suspension or Termination of Option. If the Chief Executive Officer or his designee reasonably believes that an Optionee has committed an act of misconduct, the Chief Executive Officer may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unautho-rized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or committee of the Board.

       5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

       The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect until December 31, 2008 unless sooner terminated under Section 13 of the Plan.

         7. Term of Option. The term of each Option shall be five (5) years from the date of grant thereof.

         8. Exercise Price and Consideration.

            (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option. In the case of an Option granted to an Optionee who, immediately before the grant of such Option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or its parents or subsidiaries, the per Share exercise price for the Shares to be issued pursuant to exercise of such Option shall be at least 110% of the fair market value per Share on the date of grant of the Option.

            (b) Fair Market Value. The fair market value shall be the closing price of the Common Stock on the date of grant, as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System or, in the event the Common Stock is traded on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option.

            (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

       9. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
       Section 4(b) hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with
       Section 17 hereof has been obtained.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

       (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he may, but only within ninety (90) days after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

       (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event a Director is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may, but only within six (6) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extend that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

       (d) Death of Optionee. In the event of the death of an Optionee:

       (i) during the term of the Option, Optionee who is, at the time of his death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired.

       (ii) within one (l) month after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its five (5) year term has expired.

       10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title l of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10.

       11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

       In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable, in which case, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

       12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof.
Notice of the termination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

       13. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule l 6b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company of Plan amendments to the extent and in the manner required by such law or regulation.

       Notwithstanding the foregoing, the provisions set forth in Sections 2(k), 4(b), 5, 7 and 8(a) of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule l 6b-3) shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

                  (i) any increase in the number of Shares  subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan; or

                  (ii) any  change in the  designation  of the class of  persons eligible to be granted Options; or

                  (iii) any material increase in the benefits accruing to participants under the Plan; or

                  (iv) any change in the number of shares  subject to Options to be  granted  hereunder  or in the  terms  thereof  as set  forth in
             Section 4(b) hereof.

            (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

       14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

       Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

       15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

       17. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to shareholders, proxy statements and other information provided to all shareholders of the Company.

                                                                      APPENDIX C

                             SUN MICROSYSTEMS, INC.

                          1997 FRENCH STOCK OPTION PLAN


         1. Purposes of the Plan. The purposes of this 1997 French Stock Option Plan are:

         o to attract and retain the best available personnel for positions of substantial responsibility,

         o        to provide additional incentive to French Employees, and

         o to promote the success of the Company's business and the business of its French subsidiary.

         Options shall be granted under the Plan at the discretion of the Administrator and as reflected in the terms of Option Agreements, and are intended to qualify for preferred treatment under French tax laws.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under French corporate, securities, and tax laws, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any country or jurisdiction where Options are, or will be, granted under the Plan.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

                  (f) "Common Stock" means the common stock of the Company.

                  (g) "Company"  means  Sun  Microsystems,   Inc.,  a   Delaware
corporation.

                  (h) "Director" means a member of the Board.

                  (i) "Disability" means total and permanent disability, as defined under Applicable Laws.

                  (j) "Employee" means any person employed by a Subsidiary in a salaried position, who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, and who is a resident of the Republic of France.

                  (k) "Fair Market Value" means, as of any date, the dollar value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market Value shall be the average quotation price for the last 20 days preceding the date of determination for such stock (or the average closing bid for such 20 day period, if no sales were reported) as quoted on such exchange or system and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the  Common  Stock is  quoted  on the  Nasdaq
Stock Market (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last 20 days preceding the date of determination; or

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (l) "Option" means a stock option granted pursuant to the Plan.

                  (m) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (n) "Optioned Stock" means the Common Stock subject to an Option.

                  (o) "Optionee" means a person eligible to participate in the Plan pursuant to Section 5 and who holds an outstanding Option.

                  (p) "Plan" means this Sun Microsystems, Inc. 1997 French Stock Option Plan.

                  (q) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (r) "Subsidiary" means any participating subsidiary of the Company located in the Republic of France.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 3,000,000

Shares. However, at no time shall the total number of Options outstanding which may be exercised for newly issued Shares of Common Stock exceed that number equal to one-third of the Company's voting stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of grant of the corresponding Option and must be reserved and set aside for such purpose.

                  If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated).

         4. Administration of the Plan.

                  (a) Procedure. The Plan shall be administered by the Board or a Committee.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i)    to determine Fair Market Value;

                           (ii)   to select the  persons to whom Options  may be
granted hereunder;

                           (iii)  to  determine   whether  and  to  what  extent
Options are granted hereunder;

                           (iv)   to  determine  the  number  of  Shares  to  be
covered by each Option granted hereunder;

                           (v)    to approve  forms of  agreement  for use under
the Plan;

                           (vi)   to determine the  terms  and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vii)  to construe  and  interpret  the  terms of the
Plan;

                           (viii) to  prescribe,  amend and  rescind  rules and
regulations relating to the Plan;

                           (ix)   to modify or amend  each  Option  (subject  to
Section 14(c) of the Plan);

                           (x)    to  authorize  any person to execute on behalf
of the Company or a Subsidiary any instrument required to effect the grant of an Option previously granted by the Administrator;

                           (xi)   to  determine   the  terms  and   restrictions
applicable to Options; and

                           (xii)  to  make  all  other   determinations   deemed
necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

                  (d) Reporting to the Shareholders' Meeting. The Company's annual proxy statement shall state the number of shares subject to, the exercise price of and number of Shares acquired upon exercise of Options granted hereunder.

         5. Eligibility. Options may be granted only to Employees; provided, however, that the President Directeur General, the Directeur General and other directors who are also Employees of a participating Subsidiary may be granted Options. An individual who has been granted an Option may, if otherwise eligible, be granted additional Options.

         6. Limitations. Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's employment relationship with the Company.

         7. Term of Plan. The Plan shall become effective as of the date of its adoption by the Board. It shall continue in effect until five years from the date of its adoption, unless terminated earlier under Section 14 of the Plan.

         8. Term of Option. The term of each Option shall be as stated in the Option Agreement; provided, however, that the maximum term of an Option shall not exceed ten (10) years from the date of grant of the Option.

         9. Option Exercise Price and Consideration.

                  (a) Exercise Price. The exercise price for the Shares to be issued pursuant to exercise of an Option shall be one hundred percent (100%) of the Fair Market Value on the date the Option is granted. The exercise price shall not be modified while the Option is outstanding.

                  (b) Exercise and Vesting Dates. Options granted hereunder may be exercised to the extent they have vested. Options granted hereunder shall vest in accordance with the following vesting schedule: Fifty percent (50%) of the Shares subject to this Option shall vest twenty-four months after the Vesting Commencement Date (the "Initial Exercise Date") and 1/24 of the remaining Shares subject to the Option shall vest each month thereafter, subject to Optionee's Continuing Status as an Employee on such dates.

                  (c) Restriction on Sale. The Shares subject to this Option may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three years after the Initial Exercise Date.

                  (d) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist of:

                           (i)   cash or check (denominated in U.S. Dollars);

                           (ii)  wire transfer (denominated in U.S. Dollars);

                           (iii) consideration  received  by the Company under a
cashless exercise program implemented by the Company in connection with the Plan;

                           (iv)  any combination  of the  foregoing  methods  of
payment.

         10. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan, but may not be exercised for a fraction of a Share. An Option shall be deemed exercised when:

                           (i) the  Subsidiary or the Company  receives  written
notice of exercise (in accordance with the Option Agreement and in the form attached hereto as Exhibit A) from the person entitled to exercise the Option, accompanied by full payment for the Shares with respect to which the Option is exercised;

                           (ii) the Subsidiary or the Company receives a written
subscription agreement to the Shares (in accordance with the Option Agreement and in the form attached hereto as Exhibit B) from the person entitled to exercise the Option.

                           Full  payment  may consist of any  consideration  and
method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan, and shall be deemed to be definitively made upon receipt of the payment by the Subsidiary. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) such Shares promptly after the Option is exercised and after full payment, as indicated above, is received by the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

                           Exercising an Option in any manner shall decrease the
number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment Relationship. In the event that an Optionee's status as an Employee terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within thirty (30) days, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) Disability of Optionee. In the event that an Optionee's status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of the death of an Optionee while an Employee, the Option may be exercised at any time within six
(6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

         11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option shall terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent Option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, unless the successor corporation refuses to assume the Option or to substitute an equivalent option, in which case the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         14. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

                  (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Laws.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and a representative of the Administrator.

         15.      Conditions Upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws, including, without limitation, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required under Applicable Laws.

         16.      Liability of Company.

                  (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan. In the event more than one Option is granted which exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Options shall be void as set forth in the preceding sentence on a pro rata basis.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                                                      APPENDIX D


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                             SUN MICROSYSTEMS, INC.

                      1997 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Sun Microsystems, Inc. (the "Company"), a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 1, 1997, and hereby appoints Scott G. McNealy and Michael H. Morris or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Company's 1997 Annual Meeting of Stockholders ("Annual Meeting") to be held on Wednesday, November 12, 1997. The Annual Meeting will begin promptly at 10:00 a.m. (registration will begin at 9:00 a.m.), at the Company's Menlo Park offices at 10 Network Circle (Building 10), Willow Road at Bayfront Expressway, Menlo Park, California, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AMENDMENT TO THE 1990 EMPLOYEE STOCK PURCHASE PLAN, AMENDMENTS TO THE 1988 DIRECTORS' STOCK OPTION PLAN, ADOPTION OF THE 1997 FRENCH STOCK OPTION PLAN AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

1.   ELECTION OF DIRECTORS:

Nominees: Scott G. McNealy; L. John Doerr; Judith L. Estrin; Robert J. Fisher; Robert L. Long; M. Kenneth Oshman; A. Michael Spence;

FOR [  ]                 WITHHELD [  ]

[  ] ---------------------------------
For all nominees except as noted above


2.   AMENDMENT TO THE 1990 EMPLOYEE STOCK PURCHASE PLAN:

Proposal to approve an amendment to the Company's 1990 Employee Stock Purchase Plan in order to increase the number of shares reserved for issuance thereunder by 10,000,000 shares of Common Stock, from 45,800,000 shares to 55,800,000 shares;

FOR [  ]     [  ] AGAINST     [  ] ABSTAIN

3.   AMENDMENTS TO THE 1988 DIRECTORS' STOCK OPTION PLAN:

Proposal to approve amendments to the Company's 1988 Directors' Stock Option Plan in order to (i) extend the duration of the Plan by approximately ten (10) additional years and (ii) increase the number of shares reserved for issuance thereunder by 600,000 shares of Common Stock from 1,600,000 shares to 2,200,000 shares;

FOR [  ]     [  ] AGAINST     [  ] ABSTAIN


4.   ADOPTION OF THE 1997 FRENCH STOCK OPTION PLAN:

Proposal to approve and adopt the 1997 French Stock Option Plan and to reserve for issuance thereunder 3,000,000 shares of Common Stock;

FOR [  ]     [  ] AGAINST     [  ] ABSTAIN




and, in their discretion, upon such other matter or matters which may properly come before the Annual Meeting and any adjournment(s) thereof.

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.                                [  ]



Signature: _________________________ Date __________________________



Signature: _________________________ Date __________________________